UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 21, 2015

TRUEBLUE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington	98402
(Address of Principal Executive Offices)	(Zip Code)
(253) 383-9101
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 21, 2015, TrueBlue, Inc. (the “Company”) issued a press release (the “Press Release”) reporting its financial results for the third quarter ended September 25, 2015, and revenue and earnings guidance for the fourth quarter of 2015, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference. Also attached to this report as Exhibit 99.2 is a slide presentation relating to the financial results for the third quarter ended September 25, 2015 (the “Earnings Results Presentation”), which will be discussed by management of the Company on a live conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Wednesday, October 21, 2015. The Earnings Results Presentation is also available on the Company's website, www.trueblue.com.

In accordance with General Instruction B.2. of Form 8-K, the information contained above in this report (including the Press Release and the Earnings Results Presentation) shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Press Release or the Earnings Results Presentation be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 7.01.	Regulation FD Disclosure.
We are also attaching our Q4 2015 Investor Presentation (the "Investor Presentation") to this report as Exhibit 99.3, which we will reference in our Q3 2015 earnings results discussion and which may be used in future investor conferences. The Investor Presentation is also available on the Company's website, www.trueblue.com.
In accordance with General Instruction B.2. of Form 8-K, the information contained above in this report (including the Investor Presentation) shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Investor Presentation be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 21, 2015

99.2	Earnings Results Presentation for October 21, 2015 conference call

99.3	Investor Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	October 21, 2015	By:	/s/ Derrek L. Gafford
Derrek L. Gafford
Chief Financial Officer and Executive Vice President